UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C
INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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True Drinks Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

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1007 Brioso Drive
Costa Mesa, California 92627
Tel. (949) 203-3500
Fax (949) 825-5995

NOTICE OF ACTION BY WRITTEN CONSENT OF HOLDERS OF
A MAJORITY OF THE OUTSTANDING VOTING STOCK OF TRUE DRINKS HOLDINGS, INC.

May 28, 2019

Dear True Drinks Holdings, Inc. Stockholder:

The enclosed Information Statement is being distributed to the holders of record of shares of common stock, par value $0.001 per share (“Common Stock”), Series A Convertible Preferred Stock and Series B Convertible Preferred of True Drinks Holdings, Inc., a Nevada corporation (the “Company” or “we”), as of the close of business on May 10, 2019 (the “Record Date”) under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of the enclosed Information Statement is to inform our stockholders of actions taken by written consent by the holders of a majority of our outstanding voting stock. The enclosed Information Statement shall be considered the notice required under Section 78.370 of the Nevada Revised Statues.

The following actions were approved by written consent of a majority of our outstanding voting stock (the “Written Consent”):

1.
Approval of an amendment to the Company’s Charter to increase the total number of shares of Common Stock authorized for issuance thereunder from 7.0 billion shares to 50.0 billion shares (the “Authorized Shares Increase”);

2.
Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (“Charter”), to change the Company’s corporate name from True Drinks Holdings, Inc. to Charlie’s Holdings, Inc. (the “Name Change”);

3.
Approve of an amendment to the True Drinks Holdings, Inc. 2013 Stock Incentive Plan (the “Prior Plan”) (the “Prior Plan Amendment”) to accommodate certain awards issued under the Prior Plan before the consummation of the Exchange (defined below), and to ratify all the issuance of all awards granted under the Prior Plan Amendment; and

4.	Approval of the Charlie’s Holdings Inc. 2019 Omnibus Incentive Plan (the “2019 Plan”).

The Written Consent constitutes the only stockholder approval required under the Nevada Revised Statues, our Charter and our Bylaws to approve the Name Change, the Authorized Shares Amendment, the Prior Plan Amendment and the 2019 Plan (collectively, the “Corporate Actions”). Our Board of Directors is not soliciting your consent or your proxy in connection with this action, and no consents or proxies are being requested from stockholders. The Corporate Actions will not become effective until 20 calendar days after the enclosed Information Statement is first mailed or otherwise delivered to our stockholders entitled to receive notice thereof.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN, PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Important Notice Regarding the Availability of Information Statement Materials in Connection with this Notice of Written Consent: The Information Statement is available at: http://www.proxyconnect.com/truedrinks. We will furnish a copy of this Information Statement, without charge, to any stockholder upon written request to the following address: 1007 Brioso Drive, Costa Mesa, California, 92627, Attention: Principal Executive Officer.

By order of the Board of Directors,

/s/ Brandon Stump
Brandon Stump
Chief Executive Officer and Chairman

Costa Mesa, California
May 28, 2019

1007 Brioso Drive
Costa Mesa, California 92627
Tel. (949) 203-3500
Fax (949) 825-5995
_____________________________________________________________________________________________

INFORMATION STATEMENT
_____________________________________________________________________________________________

WE ARE NOT ASKING YOU FOR A CONSENT OR PROXY AND
YOU ARE REQUESTED NOT TO SEND US A CONSENT OR PROXY.

INTRODUCTION

On April 26, 2019 (the “Closing Date”), True Drinks Holdings, Inc. (the “Company”) entered into a Securities Exchange Agreement (the “Exchange Agreement”), with each of the members (“Members”) of Charlie’s Chalk Dust, LLC, a Delaware limited liability company (“CCD”), and certain direct investors (“Direct Investors”), pursuant to which the Company acquired all outstanding membership interests of CCD beneficially owned by the Members in exchange for the issuance by the Company of units (“Units”) consisting of an aggregate of (i) 15,655,538,349 shares of Common Stock (which includes the issuance of an aggregate of 1,396,305 shares a newly created class of Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred”), convertible into an aggregate of 13,963,047,716 shares of Common Stock, issued to certain individuals in lieu of Common Stock); (ii) 206,249 shares of a newly created class of Series A Convertible Preferred Stock, par value $0.001 per share (“Series A Preferred”), convertible into an aggregate of 4,654,349,239 shares of Common Stock; and (iii) warrants to purchase an aggregate of 3,102,899,493 shares of Common Stock (the “Investor Warrants,” and together with the Common Stock, Series A Preferred and New Series B Preferred, the “Securities”) (the “Exchange”). As a result of the Exchange, CCD became a wholly owned subsidiary of the Company.

For additional information concerning the transactions relating to the Exchange and the related transactions, see our Current Report on Form 8-K filed with the SEC on April 30, 2019, as amended on May 1, 2019.

This Information Statement advises stockholders of the approval by the Company’s Board of Directors and by the holders a majority of the Company’s voting stock acting by written consent of the following items actions that were approved taken as a result of the Exchange:

(i)
An amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Charter”), to increase the total number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), authorized for issuance from 7.0 billion shares to 50.0 billion in order to provide the Company with a sufficient number of authorized shares of Common Stock to accommodate the conversation and/or exercise of the Company’s outstanding derivative securities, including the Series A Preferred, Series B Preferred and Investor Warrants issued as a part of the Exchange (the “Authorized Share Increase”). Our Board of Directors and, subsequently, holders of a majority of our outstanding voting securities approved of the Authorized Share Increase on May 8, 2019.

(ii)
An amendment to the Charter to change the name of the Company from True Drinks Holdings, Inc. to Charlie’s Holdings, Inc. in order to reflect the business of the Company and the continuing operations of CCD following the Exchange (the “Name Change”). Our Board of Directors and, subsequently, holders of a majority of our outstanding voting securities approved of the Name Change on May 8, 2019.

(iii)
An amendment to the True Drinks Holdings, Inc. 2013 Stock Incentive Plan (the “Prior Plan”) (the “Prior Plan Amendment”) to accommodate the issuance of awards granted to employees and directors of the Company prior to the consummation of the Exchange. The Prior Plan Amendment was first approved by the Company’s Board of Directors on January 30, 2018, and was again approved and all actions take pursuant to the Prior Plan Amendment were ratified by the Board and, subsequently, holders of a majority of our outstanding voting securities on May 8, 2019.

(iv)
The Charlie’s Holdings, Inc. 2019 Omnibus Incentive Plan (the “2019 Plan”). The 2019 Plan will replace the Prior Plan, and will provide the Company with an updated equity compensation plan designed to align the interests of those receiving awards under the 2019 Plan with the interests of the Company’s stockholders. Our Board of Directors and, subsequently, holders of a majority of our outstanding voting securities approved of the 2019 Plan on May 8, 2019.

The Authorized Share Increase and the Name Change will become effective upon the filing of Amended and Restated Articles of Incorporation, a copy of which is included as Appendix A to this Information Statement (the “Amended and Restated Charter”), with the Nevada Secretary of State no less than 20 days after the date this Information Statement is first mailed to or otherwise delivered to our stockholders of record as of the close of business on May 10, 2019 (the “Record Date”). Although the Prior Plan Amendment and the 2019 Plan has been approved by our Board of Directors and holders of a majority of our outstanding voting securities, we will not begin issuing shares of Common Stock granted under the Prior Plan Amendment or the 2019 Plan until 20 days after the date this Information Statement is first mailed to or otherwise delivered to our stockholders as of the Record Date.

AUTHORIZATION BY THE BOARD OF DIRECTORS AND THE MAJORITY STOCKHOLDERS

Under the Nevada Revised Statutes and the Company’s Amended and Restated Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote if the holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present consent to such action in writing. Accordingly, approval of the Authorized Share Increase, the Name Change and the 2019 Plan required the affirmative vote or written consent of a majority of our issued and outstanding voting securities, consisting of our Common Stock, Series A Convertible Preferred Stock (“Series A Preferred”) and Series B Convertible Preferred Stock (“Series B Preferred”). Holders of Series A Preferred and Series B Preferred are entitled to vote, on an as-converted basis, along with holders of our Common Stock. On the Record Date, holders of our voting securities were entitled to cast a total of 23,694,868,852 votes, of which (i) 4,972,698,672 votes were attributable to holders of shares of our Common Stock, with the holders thereof being entitled to cast one vote per share; (ii) 4,654,349,239 votes were attributable to holders of our outstanding shares of Series A Preferred, with the holders thereof being entitled to approximately 22,567 votes per share of Series A Preferred held; and (iii) 13,963,047,716 votes were attributable to holders of our outstanding shares of Series B Preferred, with the holders thereof being entitled to 10,000 votes per share of Series B Preferred held.

Our Board of Directors unanimously adopted resolutions approving the Authorized Share Increase, the Name Change, the 2019 Plan and the Prior Plan Amendment, and ratified all awards granted under the Prior Plan Amendment (collectively, the “Corporate Actions”) on May 8, 2019, each subject to approval by holders of a majority of our outstanding voting securities. On May 8, 2019, we received written consents approving each of the Corporate Actions from holders of approximately 74.1% of our outstanding voting securities as of the Record Date.

Accordingly, we have obtained all corporate approvals and/or ratifications required for the Corporate Actions. We are not seeking written consent of the Corporate Actions from any other stockholder, and the other stockholders will not be given an opportunity to vote with respect to the Corporate Actions. This Information Statement is furnished solely for the purposes of advising stockholders of the approval of the Corporate Actions by written consent and giving stockholders notice of the forthcoming increase of our authorized Common Stock, change to our corporate name to Charlie’s Holdings, Inc. and effectiveness of the 2019 Plan, as required by the Nevada Revised Statutes and the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As the Corporate Actions were approved by written consent of the holders of a majority of the Company’s voting securities as of the Record Date, there will be no stockholders’ meeting, and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

We will, following the expiration of the 20-day period mandated by Rule 14c of the Exchange Act and the provisions of the Nevada Revised Statutes, file the Amended and Restated Charter with the Nevada Secretary of State. The Authorized Share Increase and the Name Change will become effective upon such filing, and we anticipate that such filing will occur approximately 20 days after this Information Statement is first mailed to our stockholders. In addition, we will not begin granting awards under the Prior Plan Amendment or the 2019 Plan until 20 days after the date this Information Statement is first mailed to or otherwise delivered to our stockholders as of the Record Date.

DESCRIPTION OF OUR CAPITAL STOCK

General

The Company’s authorized capital stock currently consists of 7.0 billion million shares of Common Stock, and 5.0 million shares of preferred stock, $0.001 par value per share (the “Preferred Stock”), of which 300,000 shares have been designated as Series A Preferred and 1.5 million shares have been designated as Series B Preferred. Based on the number of shares, options, warrants and convertible notes outstanding as of the Record Date, there were: (i) 4,972,698,672 issued and outstanding shares of Common Stock; (ii) 206,249 shares of Series A Preferred convertible into 4,654,349,239 shares of Common Stock; (iii) 1,396,305 shares of Series B Preferred convertible into 13,963,047,716 shares of Common Stock; (iv) outstanding warrants to purchase 4,042,413,644 shares of Common Stock; (v) 91,759,826 shares of Common Stock issuable upon exercise of stock options granted pursuant to the Prior Plan; and (vi) 1,107,254,205 shares of Common Stock reserved for issuance under the 2019 Plan. As a result, there are 28,831,523,303 shares outstanding on a fully-diluted basis as of the Record Date.

Common Stock

As of the Record Date, there were approximately 4.97 billion shares of Common Stock issued and outstanding. Holders of our Common Stock are entitled to one vote for each share held on all matters submitted to a vote of the Company’s stockholders. Holders of Common Stock are entitled to receive, ratably, any dividends that may be declared by our Board of Directors out of legally available funds, subject to any preferential dividend rights of any outstanding Preferred Stock. Upon the liquidation, dissolution or winding up of the Company, holders of our Common Stock are entitled to receive, ratably, the Company’s net assets available after the payment of all debts and other liabilities, and subject to the prior rights of any outstanding Preferred Stock. Holders of Common Stock have no preemptive, subscription, redemption or conversion rights. The outstanding shares of Common Stock are fully paid and nonassessable. The rights, preferences and privileges of holders of Common Stock are also subject to, and may be adversely affected by, the rights of holders of shares of any series of Preferred Stock which the Company may designate and issue in the future without further stockholder approval.

Preferred Stock

The Board is currently authorized, without further stockholder approval, to issue from time to time up to an aggregate of 5.0 million shares of Preferred Stock in one or more series and to fix or alter the designations, preferences, rights, qualifications, limitations or restrictions of the shares of each series, including the dividend rights, dividend rates, conversion rights, voting rights, term of redemption (including sinking fund provisions), redemption price or prices, liquidation preferences and the number of shares constituting any series or designations without further vote or action by the stockholders. The issuance of Preferred Stock may have the effect of delaying, deferring or preventing a change in control of management without further action by the stockholders and may adversely affect the voting and other rights of the holders of Common Stock. The issuance of Preferred Stock with voting and conversion rights may adversely affect the voting power of the holders of Common Stock, including the loss of voting control to others.

As of the Record Date, we had two outstanding series of Preferred Stock, Series A Preferred and Series B Preferred. Below is a summary of the terms of each outstanding series of Preferred Stock. For a full description of the rights and preferences associated with each series of Preferred Stock, please refer to the Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock, dated April 25, 2019 (the “Series A COD”) and the Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock, dated April 26, 2019 (the “Series B COD”), each filed as an exhibit to our Current Report on Form 8-K which was filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2019, as amended on May 1, 2019.

Series A Convertible Preferred Stock

On April 25, 2019, in connection with the Exchange, the Company filed the Series A COD with the Secretary of State of the State of Nevada, designating 300,000 shares of our Preferred Stock as Series A Convertible Preferred Stock. Each share of Series A Preferred has a stated value of $100 per share (the “Series A Stated Value”), and ranks senior to all of the Company’s outstanding securities, including shares of Series B Preferred.

The Series A Preferred provides holders with the right to receive a one-time dividend payment equal to 8% of the Series A Stated Value (the “Series A Dividend”), which Series A Dividend is payable by the Company on the earlier to occur of (i) when declared at the election of the Company, (ii) one year from the date of issuance, or (iii) when a holder elects to convert its shares of Series A Preferred into Common Stock.

Each share of Series A Preferred is convertible, at the option of the holder, into that number of shares of Common Stock equal to the Series A Stated Value plus all accrued but unpaid dividends, divided by $0.0044313, which conversion rate is subject to adjustment in accordance with the terms of the Series A COD; provided, however, that holders of the Series A Preferred may not convert any shares of Series A Preferred into Common Stock unless and until the Company has effected the Authorized Share Increase. In addition, holders of Series A Preferred are prohibited from converting Series A Preferred into Common Stock if, as a result of such conversion, the holder, together with its affiliates, would own more than 4.99% (or 9.99% upon the election of the holder prior to the issuance of the Series A Preferred) of the total number of shares of Common Stock then issued and outstanding. Each share of Series A Preferred is convertible at the option of the Company at the same conversion rate set forth above, at such time, if ever, that the Company’s Common Stock is listed on the Nasdaq Stock Market and the Company has paid the Series A Dividend. In addition, upon the occurrence of a Bankruptcy Event (as defined in the Series A COD), the Company shall be required to redeem, in cash, all outstanding shares of Series A Preferred at a price equal to the conversion amount; provided, however, that holders of the Series A Preferred shall have the right to waive, in whole or in part, such right to receive payment upon the occurrence of a Bankruptcy Event.

Holders of the Series A Preferred shall vote on an as-converted basis along with holders of the Company’s Common Stock on all matters presented to the Company’s stockholders; provided, however, that the number of votes that any holder, together with its affiliates, may exercise in connection with all of the Company securities held by such holder shall not exceed 9.99% of the voting power of the Company. In addition, pursuant to the Series A COD, the Company shall not take the following actions without obtaining the prior consent of at least a majority of the holders of the outstanding Series A Preferred, voting separately as a single class: (i) amend the Company’s Charter or Amended and Restated Bylaws, or file a certificate of designation or certificate of amendment to any series of preferred stock if such action would adversely affect the holders of the Series A Preferred, (ii) increase or decrease the authorized number of shares of Series A Preferred, (iii) create or authorize any series of stock that ranks senior to, or on parity with, the Series A Preferred, (iv) purchase, repurchase or redeem any shares of junior stock, or (v) pay dividends on any junior or parity stock. Furthermore, so long as at least 25% of the Series A Preferred remain outstanding, holders of the Series A Preferred (other than the Direct Investors) shall have a right to appoint two members to the Company’s Board of Directors, and the Board shall not consist of more than five members, unless the holders of a majority of the outstanding Series A Preferred have consented to an increase in such number.

Series B Convertible Preferred Stock

On April 26, 2019, in connection with the Exchange, the Company filed the Series B COD, designating 1.5 million shares of Preferred Stock as Series B Preferred. The Series B Preferred ranks junior to the Series A Preferred and senior to all of the Company’s other outstanding securities.

The Series B Preferred is structured to act as a Common Stock equivalent. Each share of Series B Preferred will automatically convert into 10,000 shares of Common Stock, subject to certain adjustments, once the Authorized Share Increase is effective. Shares of Series B Preferred may not be converted into Common Stock until the Authorized Share Increase is effective. Holders of the Series B Preferred are not entitled to dividends, unless the Company’s Board of Directors elects to issue a dividend to holders of Common Stock.

Holders of Series B Preferred are entitled to vote on an as-converted basis along with holders of the Company’s Common Stock on all matters presented to the Company’s stockholders. In addition, pursuant to Series B COD, the Company may not take the following actions without obtaining the prior consent of at least 50% of the holders of the outstanding Series B Preferred, voting separately as a single class: (i) amend the provisions of the Series B COD so as to adversely affect holders of the Series B Preferred, (ii) increase the authorized number of shares of Series B Preferred, or (iii) effect any distribution with respect to junior stock, unless the Company also provides such distribution to holders of the Series B Preferred.

DESCRIPTION OF CORPORATE ACTIONS

AUTHORIZED SHARE INCREASE

General

As described in the introduction to the Information Statement, on April 26, 2019 the Company entered into an Exchange Agreement with each Members of Charlie’s Chalk Dust, LLC, a Delaware limited liability company (“CCD”), and certain Direct Investors, pursuant to which the Company acquired all outstanding membership interests of CCD beneficially owned by the Members in exchange for the issuance by the Company of units (“Units”) consisting of aggregate of (i) 15,655,538,349 shares of Common Stock (which includes the issuance of an aggregate of 1,396,305 shares of newly created Series B Preferred issued to certain individuals in lieu of Common Stock); (ii) 206,249 shares of newly created Series A Preferred; and (iii) Investor Warrants to purchase an aggregate of 3,102,899,493 shares of Common Stock (the “Investor Warrants,” and together with the Common Stock, Series A Preferred and New Series B Preferred, the “Securities”) (the “Exchange”). As a result of the Exchange, CCD became a wholly owned subsidiary of the Company.

The Investor Warrants have a term of five years, and are exercisable at a price of $0.0044313 per share, subject to certain adjustments. The Investor Warrants may be exercised at any time at the option of the holder; provided, however, that the Investor Warrants shall not become exercisable unless and until the Authorized Share Increase is effective. In addition, neither the Series A Preferred or the Series B Preferred may be converted into Shares of Common Stock until the Authorized Share Increase goes into effect. Once the Authorized Share Increase is effected, all outstanding shares of Series B Preferred will automatically convert into shares of Common Stock, in accordance with the terms and conditions of the Series B COD.

As a condition to entering into the Exchange, the Company was required to convert all previously outstanding shares of Preferred Stock (the “Old Preferred”), and existing indebtedness, into shares of Common Stock, resulting in the issuance of approximately 1.65 billion shares of Common Stock. In addition, in accordance with the Exchange Agreement, CCD appointed two directors to the Company’s Board of Directors, Brandon Stump, the Company’s now acting Chief Executive Officer, and Ryan Stump, the Company’s now acting Chief Operating Officer.

Immediately prior to, and in connection with, the Exchange, CCD consummated a private offering of membership interests that resulted in net proceeds to CCD of approximately $27.5 million (the “CCD Financing”). Katalyst Securities, LLC (“Katalyst”) acted as the sole placement agent in connection with the CCD Financing. As consideration for its services in connection with the CCD Financing and Exchange, the Company issued to Katalyst and its designees five-year warrants to purchase an aggregate of 902,661,671 shares of Common Stock at a price of $0.0044313 per share (the “Placement Agent Warrants”). The Placement Agent Warrants have substantially the same terms as those set forth in the Investor Warrants. As additional consideration for advisory services provided in connection with the CCD Financing and Exchange, the Company issued an aggregate of 902,661,671 shares of Common Stock (the “Advisory Shares”), including to Scot Cohen, a continuing member of the Company’s Board of Directors, pursuant to a Subscription Agreement.

The Exchange resulted in a change of control of the Company, with the Members and Direct Investors owning approximately 85.7% of the Company’s outstanding voting securities immediately after the Exchange, and the Company’s current stockholders beneficially owning approximately 14.3% of the issued and outstanding voting securities, which includes the Advisory Shares. Together, Ryan Stump and Brandon Stump, the Company’s newly appointed Chief Executive Officer and Chief Operating Officer, respectively, and members of the Company’s Board of Directors, own in excess of 50% of the Company’s issued and outstanding voting securities as a result of the Exchange. Upon issuance of the Common Stock, conversion of the Series A Preferred and New Series B Preferred, and exercise of the Investor Warrants and Placement Agent Warrants issued in connection with the Exchange, and assuming that the Company’s Charter is further amended to effect the Increase in Authorized, it is anticipated that the Company shall have an aggregate of approximately 27.7 billion shares of Common Stock issued and outstanding, of which approximately 24.3 billion shares issued or issuable in connection with the Exchange are and shall be restricted until such time as such shares are registered under the Securities Act or an exemption therefrom is available to permit the resale of such shares.

Following the issuance of the Securities in connection with the Exchange, the Company did not have a sufficient number of shares of authorized Common Stock available under its Charter to reserve shares for issuance upon conversion of the Series A Preferred, the Series B Preferred, the exercise of the Investor Warrants or the Placement Agent Warrants, or any other derivative securities that remained outstanding following the Exchange.

Purpose and Rational for the Authorized Share Increase

We are currently authorized to issue a total of 7.0 billion shares of Common Stock. Of this amount, approximately 4.97 billion shares of Common Stock were outstanding as of the Record Date. In addition to the shares of Common Stock issued and outstanding, we are required to reserve sufficient shares of Common Stock for issuance upon conversion or exercise of our outstanding convertible securities, including outstanding shares of our Series A Preferred, Series B Preferred, warrants, stock options and other equity-based awards. Following completion of the Exchange, we had approximately 28.8 billion shares outstanding, on a fully-diluted basis after giving effect to the conversion and/or exercise of all outstanding derivative securities as of the Record Date.

Although the Exchange was deemed to be in the best interest of the Company and its stockholders and provided the Company with working capital as a result of the CCD Financing, the Company is currently obligated to reserve shares of Common Stock in excess of the amount currently authorized under our Charter. As of the Record Date, the Company was obligated to reserve the following shares of Common Stock:

●
4,654,349,239 shares of Common Stock upon conversion of outstanding shares of Series A Preferred;

●
13,963,047,716 shares of Common Stock upon conversion of outstanding shares of Series B Preferred

●
4,042,413,644 shares of Common Stock reserved for future issuance upon exercise of outstanding warrants, including the Investor Warrants and the Placement Agent Warrants;

●
91,759,826 shares of Common Stock reserved for issuance upon exercise of outstanding stock options issued under the Prior Plan; and

●
1,107,254,205 shares of Common Stock authorized for issuance under the 2019 Plan.

As a result, as of the Record Date, a total of 28,831,523,303 shares of our Common Stock were either issued and outstanding, reserved for issuance or obligated to be reserved for issuance, as described above. Such amount exceeded our authorized Common Stock by approximately 21.8 billion shares.

Our Board of Directors and stockholders owning a majority of our issued and outstanding voting securities approved the Authorized Share Increase in order to increase our authorized shares of Common Stock to 50.0 billion so the Company will have sufficient authorized but unissued Common Stock to permit conversion and exercise of all of its currently outstanding securities, including the shares of Common Stock that will be issued upon the automatic conversion of the Series B Preferred once the Authorized Share Increase is effected. Additionally, the increased number of shares of Common Stock will enable us to respond quickly to opportunities to raise capital in public or private offerings, to consummate strategic or other transactions and otherwise act on favorable opportunities that may arise in the future requiring the issuance of our capital stock. If, however, we do not effect the Authorized Share Increase, we will not have sufficient shares of Common Stock to issue upon exercise or conversion of our outstanding derivative securities, as more particularly discussed above. Moreover, we will be unable to issue any shares of Common Stock, preventing us from taking advantage of any opportunities to raise additional working capital or otherwise consummate strategic or other transactions that require the issuance of our Common Stock.

We believe that the Authorized Share Increase will provide for a sufficient number of shares of Common Stock to satisfy the Company’s obligations to issue Common Stock, as described herein. Other than as specified above and as permitted or required under outstanding options, warrants and other securities convertible into shares of our Common Stock, the Company has no present agreements for the use of the additional shares proposed to be authorized. Following the effectiveness of the Authorized Share Increase, no additional action or authorization by the stockholders would be necessary prior to the issuance of any additional shares, including in connection with a strategic or other transaction, unless required by applicable law. We reserve the right to seek a further increase in authorized shares, from time to time in the future as appropriate.

Effect on Outstanding Common Stock

The additional shares of Common Stock authorized by the Authorized Share Increase will have the same privileges and rights as the shares of Common Stock currently authorized and issued. Stockholders do not have preemptive rights under our Charter and will not have such rights with respect to the additional authorized shares of Common Stock under the Amended and Restated Charter. The increase to our authorized shares would not affect the terms or rights of holders of existing shares of Common Stock. All outstanding shares of Common Stock will continue to have one vote per share on all matters to be voted on by our stockholders, including the election of directors.

The issuance of any additional shares of Common Stock may, depending on the circumstances under which those shares are issued, reduce stockholders’ equity per share and, unless additional shares are issued to all stockholders on a pro rata basis, will reduce the percentage ownership of Common Stock of existing stockholders. In addition, if our Board of Directors elects to issue additional shares of Common Stock, such issuance could have a dilutive effect on the earnings per share, voting power and shareholdings of current stockholders. We expect, however, to receive consideration for any additional shares of Common Stock issued, thereby reducing or eliminating any adverse economic effect to each stockholder of such dilution.

The Authorized Share Increase will not otherwise alter or modify the rights, preferences, privileges or restrictions of the Common Stock.

Anti-Takeover Effects

Although the Authorized Share Increase is not motivated by anti-takeover concerns and is not considered by our Board of Directors to be an anti-takeover measure, the availability of additional authorized shares of Common Stock could enable the Board of Directors to issue shares defensively in response to a takeover attempt or to make an attempt to gain control of the Company more difficult or time-consuming. For example, shares of Common Stock could be issued to purchasers who might side with management in opposing a takeover bid that the Board of Directors determines is not in our best interests, thus diluting the ownership and voting rights of the person seeking to obtain control of the Company. In certain circumstances, the issuance of Common Stock without further action by the stockholders may have the effect of delaying or preventing a change in control of the Company, may discourage bids for our Common Stock at a premium over the prevailing market price and may adversely affect the market price of our Common Stock. As a result, increasing the authorized number of shares of our Common Stock could render more difficult and less likely a hostile takeover, tender offer or proxy contest, assumption of control by a holder of a large block of our stock, and the possible removal of our incumbent management. We are not aware of any proposed attempt to take over the Company or of any present attempt to acquire a large block of our Common Stock.

CHANGE TO OUR CORPORATE NAME

Following the Exchange, the existing operations of CCD became the main focus of the Company, and the Company’s management and Board of Directors began implementing certain changes to more accurately reflect the Company’s operations following the Exchange, including approving the filing of an amendment to the Company’s Charter to change the Company’s corporate name to “Charlie’s Holdings, Inc.” CCD is a formulator, marketer and distributor of branded e-cigarette liquid for use in consumer e-cigarette and vaping systems. CCD’s objective is to become a leader in the rapidly growing, global e-cigarette segment of the broader nicotine-based products industry. The Board of Directors believes the Name Change is necessary and advisable as a result of the change in the Company’s business plan and line of business following the consummation of the Exchange.

The Board of Directors determined to change the Company’s corporate name in connection with the establishment of the Company’s new businesses as a result of the Exchange. The Name Change will not have any immediate material effect on our business, operations, reporting requirements or stock price. Stockholders will not be required to immediately have new stock certificates reflecting our name change. New stock certificates will be issued in due course as old certificates are tendered to our transfer agent in connection with transfers or exchanges.

In addition to filing the Amended and Restated Charter with the Nevada Secretary of State, the Company must first notify FINRA of the corporate name change by filing an Issuer Company Related Action Notification Form (the “FINRA Corporate Action Form”) no later than ten (10) days prior to the anticipated record date of the corporate name change. The Company will also be requesting a new ticker symbol in the FINRA Corporate Action Form. The Company’s failure to provide such notice may constitute fraud under Section 10 of the Exchange Act.

AMENDMENT TO THE TRUE DRINKS HOLDINGS, INC. 2013 STOCK INCENTIVE PLAN

General

The True Drinks Holdings, Inc. 2013 Stock Incentive Plan (the “Prior Plan”) was first approved by our Board in December 2013, and was approved by a majority of our stockholders in October 2014. The Prior Plan originally authorized 20.0 million shares of Common Stock for issuance as equity-based awards, which amount was increased to 120.0 million in January 2018 by authorization of our Board of Directors at that time (the “Prior Plan Amendment”). As of the date of this Information Statement, a total of approximately 91.7 million awards have been issued under the Prior Plan and the Prior Plan Amendment, consisting entirely of outstanding stock options, which remained unexercisable until holders of a majority of the Company’s voting securities approved the Prior Plan Amendment. On May 8, 2019, we received approval of the Prior Plan Amendment from holders of approximately 74.1% of our voting securities acting by written consent. In addition, those stockholders acting by written consent also ratified all issuances under the Prior Plan Amendment to date.

The Company will not grant any additional awards or shares of Common Stock under the Prior Plan beyond those that are currently outstanding. Instead, the Company intends to issue all future equity-based awards under the 2019 Plan. For more information regarding the 2019 Plan, see the section of this Information Statement titled “Charlie’s Holdings, Inc. 2019 Omnibus Incentive Plan.”

Below is a summary of the terms and conditions of the Prior Plan. Unless otherwise indicated, all capitalized terms have the same meaning as defined in the Prior Plan, which was included as Exhibit 10.4 to our Annual Report on Form 10-K for the year ended December 31, 2018, which report was filed with the Securities and Exchange Commission on April 1, 2019. This summary does not purport to be complete, and is qualified, in its entirety, by the specific language of the Prior Plan.

Description of the Prior Plan

Purpose.   The Prior Plan provided the Company with the ability to attract and retain highly qualified Eligible Recipients to perform services for the Company and its Subsidiaries.  By providing these Eligible Recipients with equity-based Incentive Awards, the Plan gives each Eligible Recipient an incentive to perform and increase the value of the Company, aligning the interests of these Eligible Recipients with the Company and its stockholders.

Administration.   The Prior Plan was be administered by the Compensation Committee of the Board of Directors. The Prior Plan permits the Compensation Committee to adopt rules and regulations for carrying out Prior Plan. The interpretations and decisions of the Compensation Committee are final and conclusive on all persons participating or eligible to participate in the Prior Plan.

 Stock Subject to the Plan.   Under the Prior Plan, the Compensation Committee was authorized to award Eligible Recipients with shares of Common Stock in the form of Incentive Awards, specifically Qualified Stock Options or Non-Qualified Stock Options, or Restricted Stock Awards.  A total of 120.0 million shares of our Common Stock was authorized for issuance under the Prior Plan and the Prior Plan Amendment, of which approximately 91.7 million shares may be issued upon exercise of outstanding stock options. As noted above, the Company will not grant any additional awards or shares of Common Stock under the Prior Plan beyond those that are currently outstanding. Instead, the Company intends to issue all future equity-based awards under the 2019 Plan.

  Eligibility.   Eligible Recipients may be selected by the Compensation Committee to receive Incentive Awards or Restricted Stock Awards under the Prior Plan.  Eligible Recipients include all employees (including, without limitation, officers and directors who are also employees) of the Company or any Subsidiary, any non-employee director, consultants and independent contractors of the Company or any Subsidiary, and any joint venture partners (including, without limitation, officers, directors and partners thereof) of the Company or any Subsidiary.

  Options.   Each Qualified Stock Option and Non-Qualified Stock Option (each an “Option”) granted under the Prior Plan is subject to the following terms and conditions:

(a) Exercise Price.  The per share price to be paid by an Eligible Recipient participation under the Prior Plan (each a “Participant”) upon exercise of all outstanding Options was determined by the Compensation Committee in its discretion at the time of the Option grant. Exercise prices of the outstanding Options met the following criteria as of their respective grant dates: (a) such price was not less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Qualified Stock Option (110% of the Fair Market Value if, at the time the Qualified Stock Option was granted, the Participant owned, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (b) such price was not less than 85% of the Fair Market Value of one share of on the date of grant with respect to a Non-Qualified Stock Option.

(b) Exercise of the Options.  All outstanding Options are fully vested, and by be exercised by each respective Participant.

(c) Form of Consideration.   The purchase price of the shares to be purchased upon exercise of an Option will be payable to the Company in United States dollars in cash or by check or, such other legal consideration as may be approved by the Compensation Committee in its discretion. The Compensation Committee, in its sole discretion and upon terms and conditions established by the Compensation Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares or by a combination of such methods. The Compensation Committee, in its discretion, may permit a particular Participant to pay all or a portion of the Option Price, and/or the tax withholding liability with respect to the exercise of an Option either by surrendering shares of stock already owned by such Participant or by withholding shares of Option Stock, provided that the Compensation Committee determines that the fair market value of such surrendered stock or withheld Option Stock is equal to the corresponding portion of such Option Price and/or tax withholding liability, as the case may be, to be paid for therewith. The Compensation Committee, in its sole discretion, may establish such other terms and conditions for the payment of the exercise price, as it deems appropriate.

(d) Value Limitation.   If the aggregate fair market value of all shares of Common Stock subject to a grantee’s Qualified Stock Option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as Non-Qualified Stock Options. For this purpose, fair market value is determined as of the grant date.

  Effective Date and Duration of the Prior Plan.   The Prior Plan became effective on December 31, 2013 (the “Effective Date”) and will terminate at midnight on January 31, 2023, unless terminated upon an earlier date by the Board of Directors.

  Termination or Amendment of the Plan. The Company’s Board of Directors may, at any time and without stockholder approval, terminate or amend the Plan, including amending the Prior Plan to increase the number of shares of Common Stock available for issuance.

U.S. Federal Income Tax Consequences

    The Prior Plan is, in part, is a qualified plan for Federal income tax purposes. As such, the Company is entitled to (i) withhold and deduct from future wages of the Eligible Recipient, or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all federal, state and local withholding and employment-related tax requirements attributable to a Qualified Stock Option, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, a Qualified Stock Option or a disqualifying disposition of stock received upon exercise of a Qualified Stock Option, or (ii) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to a Qualified Stock Option.

New Plan Benefits

    The following table sets forth information with respect to outstanding Options issued under the Prior Plan and the Prior Plan Amendment to each of our former executive officers, current and former non-employee directors and employees:

Name and Position	Issuances under the Prior Plan and Prior Plan Amendment (1)
	No. of Shares	Dollar Value ($)(2)
Robert Van Boerum	7,110,000	$17,775
Former Chief Executive Officer

James J. Greco	14,220,000	$35,550
Former Chief Executive Officer and Former Director

Kevin Sherman	46,210,000	$115,525
Former President and Chief Executive Officer and Current Director

Scot Cohen	7,244,826	$18,112
Current Director

Former Non-Employee Directors	1,260,000	$3,150

Former Employees (excluding former executive officers)	15,715,000	$39,288

Total	91,759,826	$229,400

(1)
All outstanding awards under the Prior Plan and the Prior Plan Amendment have been in the form of stock options. As of the date of this Information Statement, none of the stock options identified in this table have been exercised.

(2)
Represents the fair value of stock options held by each person or group identified herein as of December 31, 2018, calculated using the closing price of the Company’s Common Stock on December 31, 2018, as reported on the OTC Pink marketplace, of $0.0025 per share.

CHARLIE’S HOLDINGS 2019 OMNIBUS INCENTIVE PLAN

Background

On May 8, 2019, our Board of Directors approved, subject to stockholder approval, the Charlie’s Holdings, Inc. 2019 Omnibus Incentive Plan (the “2019 Plan”), and the 2019 Plan was subsequently approved by a holders of a majority of our outstanding voting securities the same date. The 2019 Plan will supersede and replace the True Drinks Holdings, Inc. 2013 Stock Incentive Plan (the “Prior Plan”) and no new awards will be granted under the Prior Plan. Any awards outstanding under the Prior Plan on the date of stockholder approval of the 2019 Plan will remain subject to and be paid under the Prior Plan, including those granted under the Prior Plan Amendment, and any shares subject to outstanding awards under the Prior Plan that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2019 Plan.

The purposes of the 2019 Plan are to enhance our ability to attract and retain highly qualified officers, non-employee directors, key employees and consultants, and to motivate those service providers to serve the Company and to expend maximum effort to improve our business results and earnings by providing to those service providers an opportunity to acquire or increase a direct proprietary interest in our operations and future success. The 2019 Plan also will allow us to promote greater ownership in our Company by the service providers in order to align the service providers’ interests more closely with the interests of our stockholders. Awards granted under the 2019 Plan are designed to qualify for special tax treatment under Section 422 of the Internal Revenue Code of 1986 (the “Code”).

Key Features

The following features of the 2019 Plan are intended to align the interests of our grantees receiving awards under the 2019 Plan with the interest of our stockholders:

●
Limitation on terms of stock options and stock appreciation rights. The maximum term of each stock option and stock appreciation right (“SAR”) is ten years.

●
No repricing or grant of discounted stock options. The 2019 Plan does not permit the repricing of options or SARs either by amending an existing award or by substituting a new award at a lower price. The 2019 Plan prohibits the granting of stock options or SARs with an exercise price less than the fair market value of the common stock on the date of grant.

●
No liberal share recycling. Shares used to pay the exercise price or withholding taxes related to an outstanding award and unissued shares resulting from the net settlement of outstanding options and SARs do not become available for issuance as future awards under the plan.

●
Minimum vesting requirements. The 2019 Plan includes minimum vesting requirements. No more than one-third of any equity-based awards may vest earlier than one year after grant. Certain limited exceptions are permitted.

●
No single-trigger acceleration. Under the 2019 Plan we do not automatically accelerate vesting of awards in connection with a change in control of the Company.

●
Dividends. We do not pay dividends or dividend equivalents on stock options, SARs or other unearned awards, whether time- or performance-vesting.

Summary of the 2019 Plan

The principal features of the 2019 Plan are summarized below. The following summary of the 2019 Plan does not purport to be a complete description of all of the provisions of the 2019 Plan. It is qualified in its entirety by reference to the complete text of the 2019 Plan, which is attached to this Proxy Statement as Appendix B.

Eligibility

Awards may be granted under the 2019 Plan to officers, employees and consultants of our Company and our subsidiaries and to our non-employee directors. Incentive stock options may be granted only to employees of our Company or one of our subsidiaries. As of May 10, 2019, approximately 59 individuals were eligible to receive awards under the 2019 Plan, including four executive officers and two non-employee directors.

Administration

The 2019 Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee, in its discretion, selects the individuals to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards. The Compensation Committee may delegate its authority to the extent permitted by applicable law.

Number of Authorized Shares

A total of 1,107,254,205 shares of Common Stock are authorized for issuance under the 2019 Plan, which represents approximately 5% of the fully diluted shares of Common Stock outstanding on the Record Date. In addition, any awards then outstanding under the Prior Plan and the Prior Plan Amendment will remain subject to and be paid under the Prior Plan and any shares then subject to outstanding awards under the Prior Plan and the Prior Plan Amendment that subsequently expire, terminate, or are surrendered or forfeited for any reason without issuance of shares will automatically become available for issuance under the 2019 Plan. Up to 1,107,254,205 shares may be granted under the 2019 Plan as incentive stock options under Section 422 of the Code. The shares of Common Stock issuable under the 2019 Plan will consist of authorized and unissued shares, treasury shares, and shares purchased on the open market or otherwise.

If any award is canceled, terminates, expires or lapses for any reason prior to the issuance of shares or if shares are issued under the 2019 Plan and thereafter are forfeited to us, the shares subject to such awards and the forfeited shares will again be available for grant under the 2019 Plan. In addition, the following items will not count against the aggregate number of shares of common stock available for grant under the 2019 Plan:

●
the payment in cash of dividends or dividend equivalents under any outstanding award;

●
any award that is settled in cash rather than by issuance of shares of common stock; and

●
any awards granted in assumption of or in substitution for awards previously granted by an acquired company.

Shares tendered or withheld to pay the option exercise price or tax withholding for any award (including restricted stock and restricted stock units) will continue to count against the aggregate number of shares of Common Stock available for grant under the 2019 Plan. In addition, the total number of shares covering stock-settled SARs or net-settled options will be counted against the pool of available shares, not just the net shares issued upon exercise. Any shares of Common Stock repurchased by us with cash proceeds from the exercise of options will not be added back to the pool of shares available for grant under the 2019 Plan.

Adjustments

If certain changes in the common stock occur by reason of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in stock, or other increase or decrease in the common stock without our receipt of consideration, or if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, we will equitably adjust the number and kind of securities for which stock options and other stock-based awards may be made under the 2019 Plan. In addition, if there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by us, we will equitably adjust the number and kind of securities subject to any outstanding awards and the exercise price of any outstanding stock options or SARs.

Types of Awards

The 2019 Plan permits the granting of any or all of the following types of awards:

●
Stock Options. Stock options entitle the holder to purchase a specified number of shares of Common Stock at a specified price (the exercise price), subject to the terms and conditions of the stock option grant. The Compensation Committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options. The Compensation Committee sets exercise prices and terms, except that stock options must be granted with an exercise price not less than 100% of the fair market value of the Common Stock on the date of grant (excluding stock options granted in connection with assuming or substituting stock options in acquisition transactions). Unless the Compensation Committee determines otherwise, fair market value means, as of a given date, the closing price of the Common Stock. (The fair market value of a share of our Common Stock as of the Record Date was $0.017 per share.) At the time of grant, the Compensation Committee determines the terms and conditions of stock options, including the quantity, exercise price, vesting periods, term (which cannot exceed ten years) and other conditions on exercise.

●
Stock Appreciation Rights. The Compensation Committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2019 Plan or as a freestanding award. Upon exercise, SARs entitle the holder to receive payment per share in stock or cash, or in a combination of stock and cash, equal to the excess of the share’s fair market value on the date of exercise over the grant price of the SAR. The grant price of a tandem SAR is equal to the exercise price of the related stock option and the grant price for a freestanding SAR is determined by the compensation committee in accordance with the procedures described above for stock options. Exercise of a SAR issued in tandem with a stock option will reduce the number of shares underlying the related stock option to the extent of the SAR exercised. The term of a freestanding SAR cannot exceed ten years, and the term of a tandem SAR cannot exceed the term of the related stock option.

●
Restricted Stock, Restricted Stock Units and Other Stock-Based Awards . The Compensation Committee may grant awards of restricted stock, which are shares of Common Stock subject to specified restrictions, and restricted stock units, which represent the right to receive shares of the Common Stock in the future. These awards may be made subject to repurchase, forfeiture or vesting restrictions at the Compensation Committee’s discretion. The restrictions may be based on continuous service with the Company or the attainment of specified performance goals, as determined by the Compensation Committee. Stock units may be paid in stock or cash or a combination of stock and cash, as determined by the Compensation Committee. The Compensation Committee may also grant other types of equity or equity-based awards subject to the terms of the 2019 Plan and any other terms and conditions determined by the Compensation Committee.

●
Performance Awards. The Compensation Committee may condition the grant, exercise, vesting, or settlement of any award on such performance conditions as it may specify. We refer to these awards as “performance awards.” The Compensation Committee may select such business criteria or other performance measures as it may deem appropriate in establishing any performance conditions.

Minimum Vesting Requirements

Equity-based awards granted under the 2019 Plan will have a one-year minimum vesting requirement. This requirement does not apply to (i) substitute awards resulting from acquisitions, (ii) shares delivered in lieu of fully vested cash awards, or (iii) awards to non-employee directors that vest on the earlier of the one year anniversary of the date of grant or the next annual meeting of stockholders (but not sooner than 50 weeks after the grant date). Also, the Compensation Committee may grant equity-based awards without regard to the minimum vesting requirement with respect to a maximum of five percent of the available share reserve authorized for issuance under the 2019 Plan. In addition, the minimum vesting requirement does not apply to the Compensation Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award or otherwise.

No Repricing

Without stockholder approval, the Compensation Committee is not authorized to:

●
lower the exercise or grant price of a stock option or SAR after it is granted, except in connection with certain adjustments to our corporate or capital structure permitted by the 2019 Plan, such as stock splits;

●
take any other action that is treated as a repricing under generally accepted accounting principles; or

●
cancel a stock option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash, another stock option or SAR, restricted stock, restricted stock units or other equity award, unless the cancellation and exchange occur in connection with a change in capitalization or other similar change.

Clawback

All cash and equity awards granted under the 2019 Plan will be subject to clawback, cancellation, recoupment, rescission, payback, reduction, or other similar action in accordance with the terms of any Company clawback or similar policy or any applicable law related to such actions, as may be in effect from time to time.

Transferability

Awards are not transferable other than by will or the laws of descent and distribution, except that in certain instances transfers may be made to or for the benefit of designated family members of the participant for no value.

Change in Control

In the event of a change in control of the Company, the Compensation Committee may accelerate the time period relating to the exercise of any award.  In addition, the Compensation Committee may take other action, including (a) providing for the purchase of any award for an amount of cash or other property that could have been received upon the exercise of such award had the award been currently exercisable, (b) adjusting the terms of the award in a manner determined by the compensation committee to reflect the change in control, or (c) causing an award to be assumed, or new rights substituted therefor, by another entity with appropriate adjustments to be made regarding the number and kind of shares and exercise prices of the award. “Change in control” is defined under the 2019 Plan and requires consummation of the applicable transaction.

Term, Termination and Amendment of the 2019 Plan

Unless earlier terminated by the Board of Directors, the 2019 Plan will terminate, and no further awards may be granted, ten years after the date on which it is approved by stockholders. The board may amend, suspend or terminate the 2019 Plan at any time, except that, if required by applicable law, regulation or stock exchange rule, stockholder approval will be required for any amendment. The amendment, suspension or termination of the 2019 Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially impair the participant’s rights under an outstanding award.

New Plan Benefits

A new plan benefits table for the 2019 Plan and the benefits or amounts that would have been received by or allocated to participants under the 2019 Plan for the year ended December 31, 2018 if the 2019 Plan were then in effect, as described in the federal proxy rules, are not provided, because, except as noted below, all awards made under the 2019 Plan will be made at the Compensation Committee’s discretion, subject to the terms of the 2019 Plan. Therefore, the benefits and amounts that will be received or allocated under the 2019 Plan generally are not determinable at this time.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the 2019 Plan generally applicable to us and to participants in the 2019 Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations, and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Incentive Stock Options. A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (one year in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonqualified stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the stock option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights. A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a grant price at least equal to the fair market value of Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the grant price of the SAR.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards. A participant generally will not have taxable income upon the grant of restricted stock, restricted stock units or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Other Stock or Cash-Based Awards. The U.S. federal income tax consequences of other stock or cash-based awards will depend upon the specific terms of each award.

Tax Consequences to Us. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to limitations imposed under the Code.

Section 409A. We intend that awards granted under the 2019 Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the 2019 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of Common Stock or otherwise settle an award under the 2019 Plan until all tax withholding obligations are satisfied.

DISSENTER’S RIGHTS

Under the Nevada Revised Statutes, holders of our capital stock are not entitled to dissenter’s rights of appraisal with respect to the approval of the Corporate Actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the Record Date, we had three classes of voting stock outstanding: (i) Common Stock; (ii) Series A Preferred; and (iii) Series B Preferred. The following tables set forth information regarding shares of Series A Preferred, Series B Preferred, and Common Stock beneficially owned as of the Record Date by:

(i)	Each of our officers and directors;
(ii)	All officer and directors as a group; and
(iii)	Each person known by us to beneficially own five percent or more of the outstanding shares of our Series A Preferred, Series B Preferred and Common Stock.

Percent ownership is calculated based on 206,249 shares of Series A Preferred, 1,396,305 shares of Series B Preferred and 4,972,698,672 shares Common Stock outstanding as of the Record Date.

For purposes of this section, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership by that person in each table below, shares of voting common stock subject to rights held by that person to acquire such shares currently or within 60 days are deemed outstanding. Such shares are not deemed outstanding for the purpose of computing the percentage of ownership by any other person.

Beneficial Ownership of Series A Preferred

Name and Address (1)	Series A Convertible Preferred Stock	% Ownership of Class

Executive Officers and Directors
Scot Cohen (2)
Director	3,750	1.8%
Executive Officers and Directors, as a group (6 persons)	3,750	1.8%

Greater Than 5% Stockholders
Red Beard Holdings, LLC (2)
17595 Harvard Avenue, Suite C511
Irvine, California 92614	33,750	16.4%
Iroquois Capital Management, LLC (3)
125 Park Avenue, 25th Floor
New York, New York 10017	32,813	15.9%
Hudson Bay Capital Management, LP (4)
777 Third Avenue, 30th Floor
New York, New York 10017	11,250	5.5%
SDS Capital Partners II, LLC (5)
500 Summer Street, Suite 405
Stamford, Connecticut 06901	11,250	5.5%
Altium Growth Fund, LP (6)
551 Fifth Avenue, 19th Floor
New York, New York 10176	11,025	5.3%

(1)
Each of the Company’s officers and directors who do not hold shares of Series A Preferred were excluded from this table. Unless otherwise indicated, the address for each stockholder is 1007 Brioso Drive, Costa Mesa, California 92627.

(2)
Based on Company records as of May 10, 2019. Mr. Smith is a manager of Red Beard, and has dispositive power and voting power over the securities reported herein.

(3)
Based on Company records and ownership information from Schedule 13G filed by Iroquois Capital Management, LLC (“ Iroquois Capital Management”), Mr. Richard Abbe and Ms. Kimberly Page on May 10, 2019. Mr. Abbe shares authority and responsibility for the investments made on behalf of Iroquois Master Fund with Ms. Kimberly Page, each of whom is a director of the Iroquois Master Fund. As such, Mr. Abbe and Ms. Page may each be deemed to be the beneficial owner of the shares of Series A Preferred reported herein.

(4)
Based on Company records as of May 10, 2019. Sander Gerber, Authorized Signor for Hudson Bay Capital Management, LP may be deemed to be the beneficial owner of all shares of Common Stock underlying the Common Stock held by Hudson Bay Capital Management, LP.

(5)
Based on Company records as of May 10, 2019. Steve Derby, Managing Member of SDS Capital Partners II, LLC may be deemed to be the beneficial owner of all shares of Common Stock underlying the Common Stock held by SDS Capital Partners II, LLC.

(6)
Based on Company records as of May 10, 2019. Jacob Gottlieb, Chief Executive Officer of Altium Growth Fund, LP may be deemed to be the beneficial owner of all shares of Common Stock underlying the Common Stock held by Altium Growth Fund, LP.

Beneficial Ownership of Series B Preferred

Name and Address (1)	Series B Convertible Preferred Stock	% Ownership of Class (2)
Executive Officers and Directors
Brandon Stump
Chief Executive Officer and Director	928,543	66.5%
Ryan Stump
Chief Operating Officer and Director	397,947	28.5%
Executive Officers and Directors, as a group (6 persons)	1,326,490	95.0%

(1)
 Each of the Company’s officers and directors who do not hold shares of Series B Preferred were excluded from this table. Unless otherwise indicated, the address for each stockholder is 1007 Brioso Drive, Costa Mesa, California 92627.

Beneficial Ownership of Common Stock

Name, Address and Title (if applicable) (1)	Shares of Common Stock	Shares Issuable Upon Conversion of Preferred A Stock (2)	Shares Issuable Upon Conversion of Preferred B Stock	Shares Issuable upon Exercise of Warrants (3)	Shares Issuable upon Exercise of Vested Stock Options	Total Number of Shares Beneficially Owned	% Ownership of Class

Executive Officers and Directors
Brandon Stump
Chief Executive Officer and Director	93,792,189	-	9,285,426,700	-	-	9,379,218,889	65.8%
Ryan Stump
Chief Operating Officer and Director	40,196,653		3,979,468,700			4,019,665,353	44.9%
David Allen
Chief Financial Officer	-	-	-	-	-	-	0.0%
Mitch Brantley
Chief Marketing Officer	-	-	-	-	-	-	0.0%
Scot Cohen (4)
Director	200,950,015	84,625,280	-	56,416,355	7,244,826	349,236,476	6.8%
Kevin Sherman
Director	532,999	-	-	-	46,210,000	46,742,999	0.9%
Executive Officers and Directors, as a group (6 persons)	335,471,856	84,625,280	13,264,895,400	56,416,355	53,454,826	13,794,863,717	74.8%

Greater Than 5% Stockholders
Vincent C. Smith (5)
17595 Harvard Avenue, Suite C511
Irvine, California 92614	2,214,058,642	761,627,520	-	513,130,526	-	3,488,816,688	55.8%
Red Beard Holdings, LLC (6)
17595 Harvard Avenue, Suite C511
Irvine, California 92614	2,152,825,308	761,627,520	-	513,130,526	-	3,427,583,354	54.9%
Iroquois Capital Management, LLC (7)
125 Park Avenue, 25th Floor
New York, New York 10017	500,232,693	740,471,200	-	493,643,101	-	1,734,346,994	27.9%
Katalyst Securities, LLC (8)
630 Third Avenue
New York, New York 10017	-	-	-	855,043,815	-	855,043,815	14.7%
Empery Asset Management, LP (9)
One Rockefeller Plaza, Suite 1205
New York, New York 10020	126,936,799	380,813,760	-	253,873,596	-	761,624,155	13.6%
Hudson Bay Capital Management, LP (10)
777 Third Avenue, 30th Floor
New York, New York 10017	84,624,532	253,875,840	-	169,249,063	-	507,749,435	9.2%
SDS Capital Partners II, LLC (11)
500 Summer Street, Suite 405
Stamford, Connecticut 06901	84,624,532	253,875,840	-	169,249,063	-	507,749,435	9.4%
Altium Growth Fund, LP (12)
551 Fifth Avenue, 19th Floor
New York, New York 10176	82,932,041	248,798,323	-	165,864,082	-	497,594,446	9.2%
Conner Raisin	4,231,227		418,891,400		-	423,122,627	7.8%

(1)	Unless otherwise indicated, the address for each stockholder is 1007 Brioso Drive, Costa Mesa, California 92627.

(2)
Pursuant to the Series A COD, shares of Series A Preferred may not be converted or exercised, as applicable, to the extent that the holder and its affiliates would own more than 4.99% (or 9.99% upon the election of any holder of Series A Preferred) of the Company’s outstanding Common Stock after such conversion (the “Series A Ownership Limitation”); provided, however, that any holder of shares of Series A Preferred may waive the Conversion Limitation upon 61 days written notice to the Company.

The Series A COD also entitles each share of Series A Preferred to vote, on an as converted basis, along with the Common Stock; provided, however, that the Series A Preferred may not be voted to the extent that the holder and its affiliates would control more than 9.99% of the Company’s voting power (the “Series A Voting Limitation”).

Ownership percentages in this table were calculated in accordance with Section 13(d) of the Exchange Act, and do not reflect any adjustments due to the Series A Ownership Limitation or the Series A Voting Limitation.

(3)
Certain of the warrants included in this table are subject to blockers that prevent a holder from exercising Investor Warrants or Placement Agent Warrants in the event that such exercise would result in the holder and its affiliates beneficially owning in excess of 4.99% of the Company’s issued and outstanding Common Stock immediately thereafter, which limit may be increased to 9.99% at the election of the holder (the “Warrant Exercise Limitation”).

Ownership percentages in this table were calculated in accordance with Section 13(d) of the Exchange Act, and do not reflect any adjustments due to the Warrant Exercise Limitation.

(4)
Includes securities held by V3 Capital Partners and the Scot Jason Cohen Foundation. Mr. Cohen is the Managing Partner of V3 Capital Partners and an officer of the Scot Jason Cohen Foundation, and has dispositive and/or voting power over these shares.

(5)
Includes securities held by Vincent C. Smith Annuity Trust 2015-1 (the “Smith Trust”), and LB 2, LLC (“LB 2”) and Red Beard Holdings, LLC (“Red Beard”), based on Company records and ownership information from Amendment No. 5 to Schedule 13D filed by Vincent C. Smith on April 25, 2016. Mr. Smith is the trustee for the Smith Trust, and manager of LB 2 and Red Beard. As such, Mr. Smith has dispositive power and voting power over, and may be deemed to be the beneficial owner of the securities held by each of these entities.

(6)
Based on Company records and ownership information from Amendment No. 5 to Schedule 13D filed by Vincent C. Smith on April 25, 2016. Mr. Smith is a manager of Red Beard, and has dispositive power and voting power over the securities reported herein.

(7)
Based on Company records and ownership information from Schedule 13G filed by Iroquois Capital Management, LLC (“Iroquois Capital Management”), Mr. Richard Abbe and Ms. Kimberly Page on May 10, 2019. Mr. Abbe shares authority and responsibility for the investments made on behalf of Iroquois Master Fund with Ms. Kimberly Page, each of whom is a director of the Iroquois Master Fund. As such, Mr. Abbe and Ms. Page may each be deemed to be the beneficial owner of all shares of Common Stock underlying the Common Stock held by Iroquois Master Fund.

(8)
Based on Company records as of May 10, 2019. Michael Silverman, Managing Member of Katalyst Securities, LLC may be deemed to be the beneficial owner of all shares of Common Stock underlying the Common Stock held by Katalyst Securities, LLC.

(9)
Based on Company records as of May 10, 2019. Ryan M. Lane, Managing Member of Empery Asset Management, LP may be deemed to be the beneficial owner of all shares of Common Stock underlying the Common Stock held by Empery Asset Management, LP.

(10)
Based on Company records as of May 10, 2019. Sander Gerber, Authorized Signor for Hudson Bay Capital Management, LP may be deemed to be the beneficial owner of all shares of Common Stock underlying the Common Stock held by Hudson Bay Capital Management, LP.

(11)
Based on Company records as of May 10, 2019. Steve Derby, Managing Member of SDS Capital Partners II, LLC may be deemed to be the beneficial owner of all shares of Common Stock underlying the Common Stock held by SDS Capital Partners II, LLC.

(12)
Based on Company records as of May 10, 2019. Jacob Gottlieb, Chief Executive Officer of Altium Growth Fund, LP may be deemed to be the beneficial owner of all shares of Common Stock underlying the Common Stock held by Altium Growth Fund, LP.

DISTRIBUTION AND COSTS

We will pay the cost of preparing, printing and distributing this Information Statement. Only one Information Statement will be delivered to multiple stockholders sharing an address, unless contrary instructions are received from one or more of such stockholders. Upon receipt of a written request at the address noted above, we will deliver a single copy of this Information Statement and future stockholder communication documents to any stockholders sharing an address to which multiple copies are now delivered.

WHERE YOU CAN FIND MORE INFORMATION

We file annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information with the SEC.  You may obtain such SEC filings from the Securities and Exchange Commission’s website at http://www.sec.gov.  You can also read and copy these materials at the Securities and Exchange Commission’s public reference room at 100 F Street, N.E., Washington, D.C. 20549.  You can obtain information about the operation of the Securities and Exchange Commission’s public reference room by calling the SEC at 1-800-SEC-0330.

DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

If hard copies of the materials are requested, we will send only one Information Statement and other corporate mailings to stockholders who share a single address unless we received contrary instructions from any stockholder at that address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, we will deliver promptly upon written or oral request a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement was delivered.  You may make such a written or oral request by sending a written notification stating (i) your name, (ii) your shared address and (iii) the address to which we should direct the additional copy of the Information Statement, to us at True Drinks Holdings, Inc., 1007 Brioso Drive, Costa Mesa, California 92627.

If multiple stockholders sharing an address have received one copy of this Information Statement or any other corporate mailing and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices.  Additionally, if current stockholders with a shared address received multiple copies of this Information Statement or other corporate mailings and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of such request may also be made by mail or telephone to our principal executive offices.

  APPENDIX A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
CHARLIE’S HOLDINGS, INC.

Charlie’s Holdings, Inc. (the “Corporation”) does hereby amend and restate its Articles of Incorporation, as amended, in their entirety in accordance with the Nevada Revised Statutes, and certifies as follows:

ARTICLE I
NAME

 The name of the corporation is Charlie’s Holdings, Inc.

ARTICLE II
PURPOSES AND POWERS

             The Corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under the laws of Nevada. In addition, the Corporation may do everything necessary, suitable or proper for the accomplishment of any of its corporate purposes. The Corporation may conduct part or all of its business in any part of Nevada, the United States or the world and may hold, purchase, mortgage, lease and convey real and personal property in any of such places.

ARTICLE III
CAPITAL STOCK

             1. Authorized Shares of Common Stock. The aggregate number of shares of stock which the Corporation shall have authority to issue is 50,000,000,000 shares of $.001 par value Common Stock. The shares of this class of Common Stock shall have unlimited voting rights and shall constitute the sole voting group of the Corporation, except to the extent any additional voting group or groups may hereafter be established in accordance with the Nevada Revised Statutes. The shares of this class shall also be entitled to receive the net assets of the Corporation upon dissolution.

            2. Voting Rights; Denial of Preemptive Rights. Each shareholder of record shall have one vote for each share of stock standing in his name on the books of the Corporation and entitled to vote, except that in the election of directors each shareholder shall have as many votes for each share held by him as there are directors to be elected and for whose election the shareholder has a right to vote. Cumulative voting shall not be permitted in the election of directors or otherwise. Preemptive rights to purchase additional shares of stock are denied.

             3. Authorized Shares of Preferred Stock. The Corporation shall have the authority to issue 5,000,000 shares of $.001 par value Preferred Stock, which may be issued in one or more series at the discretion of the board of directors. In establishing a series, the board of directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by these Articles of Incorporation or the Nevada Revised Statutes.

ARTICLE IV
BOARD OF DIRECTORS

The number of directors of the Corporation shall be fixed by the bylaws, or if the bylaws fail to fix such a number, then by resolution adopted from time to time by the board of directors, provided that the number of directors shall not be less than one.

ARTICLE V
REGISTERED OFFICE AND RESIDENT AGENT

The street address of the registered office of the Corporation is 1100 East William Street, Suite 207, Carson City, Nevada 89701. The name of the registered agent of the Corporation at such address is the National Registered Agents, Inc. of Nevada.

ARTICLE VI
PRINCIPAL OFFICE

The address of the principal office of the Corporation is 1007 Brioso Drive, Costa Mesa, California 92627.

ARTICLE VII
MANAGEMENT OF THE BUSINESS

The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and the same are in furtherance of and not in limitation or exclusion of the powers conferred by law.

1. Conflicting Interest Transactions. As used in this paragraph, "conflicting interest transaction" means any of the following: (i) a loan or other assistance by the Corporation to a director of the Corporation or to an entity in which a director of the Corporation is a director or officer or has a financial interest; (ii) a guaranty by the Corporation of an obligation of a director of the Corporation or of an obligation of an entity in which a director of the Corporation is a director or officer or has a financial interest; or (iii) a contract or transaction between the Corporation and a director of the Corporation or between the Corporation and an entity in which a director of the Corporation is a director or officer or has a financial interest. No conflicting interest transaction shall be void or voidable, be enjoined, be set aside, or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the Corporation, solely because the conflicting interest transaction involves a director of the Corporation or an entity in which a director of the Corporation is a director or officer or has a financial interest, or solely because the director is present at or participates in the meeting of the Corporation's board of directors or of the committee of the board of directors which authorizes, approves or ratifies a conflicting interest transaction, or solely because the director's vote is counted for such purpose if: (A) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes, approves or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (B) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved or ratified in good faith by a vote of the shareholders; or (C) a conflicting interest transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves or ratifies the conflicting interest transaction.

2. Indemnification. The Corporation shall indemnify, to the maximum extent permitted by law, any person who is or was a director, officer, agent, fiduciary or employee of the Corporation against any claim, liability or expense arising against or incurred by such person made party to a proceeding because he is or was a director, officer, agent, fiduciary or employee of the Corporation or because he is or was serving another entity or employee benefit plan as a director, officer, partner, trustee, employee, fiduciary or agent at the Corporation's request. The Corporation shall further have the authority to the maximum extent permitted by law to purchase and maintain insurance providing such indemnification.

3. Limitation on Director's or Officer's Liability. No director or officer of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for breach of fiduciary duty as a director or officer involving any act or omission of any such director or officer provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE VI
ADOPTION OF ARTICLES

The foregoing Amended and Restated Articles of Incorporation were duly approved by all of the board of directors of the Corporation at a meeting of the Board of Directors on May 8, 2019, and by a majority vote at a meeting the Shareholders of all issued and outstanding voting securities the Corporation on May 8, 2019, in conformity with the requirements of the Nevada Revised Statutes and the Bylaws of the Corporation. At the time of the adoption of the foregoing Amended and Restated Articles of Incorporation, the Corporation had three class of stock outstanding, designated as Common Stock, Series A Convertible Preferred Stock and Series B Convertible Preferred Stock (collectively, the “Voting Securities”), all of which were entitled to vote thereon. The number of Voting Securities that voted to approve the foregoing Amended and Restated Articles of Incorporation was 15,551,709,550, or 74% of the issued and outstanding shares, which is sufficient for the approval of the foregoing Amended and Restated Articles of Incorporation.

IN WITNESS WHEREOF, these Amended and Restated Articles of Incorporation are executed as of the ___ day of ______________, 2019.

CHARLIE’S HOLDINGS, INC.

By: ________________________________
Name: ______________________________
Title: _______________________________

APPENDIX B

CHARLIE’S HOLDINGS, INC.

2019 OMNIBUS INCENTIVE PLAN

Charlie’s Holdings, Inc., a Nevada corporation, sets forth herein the terms of its 2019 Omnibus Incentive Plan, as follows:

1.	PURPOSE

The Plan is intended to enhance the Company’s and its Affiliates’ (as defined herein) ability to attract and retain highly qualified officers, Non-Employee Directors (as defined herein), key employees, consultants and advisors, and to motivate such officers, Non-Employee Directors, key employees, consultants and advisors to serve the Company and its Affiliates and to expend maximum effort to improve the business results and earnings of the Company, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company.  To this end, the Plan provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, other stock-based awards and cash awards. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Stock options granted under the Plan may be non-qualified stock options or incentive stock options, as provided herein.  Upon becoming effective, the Plan replaces, and no further awards shall be made under, the Predecessor Plan (as defined herein).

2.	DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1      “Affiliate” means any company or other trade or business that “controls,” is “controlled by” or is “under common control” with the Company within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2      “Award” means a grant of an Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Other Stock-based Award under the Plan.

2.3      “Award Agreement” means a written agreement between the Company and a Grantee, or notice from the Company or an Affiliate to a Grantee that evidences and sets forth the terms and conditions of an Award.

2.4      “Beneficial Owner” means “Beneficial Owner” as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act; except that, in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The term “Beneficial Ownership” has a corresponding meaning.

2.5      “Board” means the Board of Directors of the Company.

2.6      “Change in Control” shall have the meaning set forth in Section 14.3.2.

2.7      “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. References to the Code shall include the valid and binding governmental regulations, court decisions and other regulatory and judicial authority issued or rendered thereunder.

2.8      “Committee” means the Compensation Committee of the Board or any committee or other person or persons designated by the Board to administer the Plan.  The Board will cause the Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.  For purposes of Awards to Grantees who are subject to Section 16 of the Exchange Act, Committee means all of the members of the Committee who are “non-employee directors” within the meaning of Rule 16b-3 adopted under the Exchange Act.  All references in the Plan to the Board shall mean such Committee or the Board.

2.9      “Company” means Charlie’s Holdings, Inc., a Nevada corporation, or any successor corporation.

2.10     “Common Stock” or “Stock” means a share of common stock of the Company, par value $0.001 per share.

2.11    “Corporate Transaction” means a reorganization, merger, statutory share exchange, consolidation, sale of all or substantially all of the Company’s assets, or the acquisition of assets or stock of another entity by the Company, or other corporate transaction involving the Company or any of its Subsidiaries.

2.12     “Effective Date” means May 8, 2019, the date the Plan was approved by the Company’s stockholders.

2.13    “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.14   “Fair Market Value” of a share of Common Stock as of a particular date means (i) if the Common Stock is listed on a national securities exchange, the closing or last price of the Common Stock on the composite tape or other comparable reporting system for the applicable date, or if the applicable date is not a trading day, the trading day immediately preceding the applicable date, or (ii) if the shares of Common Stock are not then listed on a national securities exchange, the closing or last price of the Common Stock quoted by an established quotation service for over-the-counter securities, or (iii) if the shares of Common Stock are not then listed on a national securities exchange or quoted by an established quotation service for over-the-counter securities, or the value of such shares is not otherwise determinable, such value as determined by the Board in good faith in its sole discretion.

2.15   “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the applicable individual, any person sharing the applicable individual’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the applicable individual) control the management of assets, and any other entity in which one or more of these persons (or the applicable individual) own more than fifty percent of the voting interests.

2.16  “Grant Date” means, as determined by the Board, the latest to occur of (i) the date as of which the Board approves an Award, (ii) the date on which the recipient of an Award first becomes eligible to receive an Award under Section 6 hereof, or (iii) such other date as may be specified by the Board in the Award Agreement.

2.17    “Grantee” means a person who receives or holds an Award under the Plan.

2.18    “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.19    “Non-Employee Director” means a member of the Board who is not an officer or employee of the Company or any Subsidiary.

2.20    “Non-qualified Stock Option” means an Option that is not an Incentive Stock Option.

2.21    “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.22     “Option Price” means the exercise price for each share of Stock subject to an Option.

2.23    “Other Stock-based Awards” means Awards consisting of Stock units, or other Awards, valued in whole or in part by reference to, or otherwise based on, Common Stock, other than Options, Stock Appreciation Rights, Restricted Stock, and Restricted Stock Units.

2.24    “Person” means an individual, entity or group within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act.

2.25    “Plan” means this Charlie’s Holdings, Inc. 2019 Omnibus Incentive Plan, as amended from time to time.

2.26    “Predecessor Plan” means the True Drinks Holdings, Inc. 2013 Stock Incentive Plan, as amended.

2.27    “Purchase Price” means the purchase price for each share of Stock pursuant to a grant of Restricted Stock.

2.28    “Restricted Period” shall have the meaning set forth in Section 10.1 hereof.

2.29    “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.30    “Restricted Stock Unit” means a bookkeeping entry representing the equivalent of shares of Stock, awarded to a Grantee pursuant to Section 10 hereof.

2.31    “SAR Exercise Price” means the per share exercise price of a SAR granted to a Grantee under Section 9 hereof.

2.32    “SEC” means the United States Securities and Exchange Commission.

2.33    “Section 409A” means Section 409A of the Code.

2.34    “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.35    “Separation from Service” means a termination of Service by a Service Provider, as determined by the Board, which determination shall be final, binding and conclusive; provided if any Award governed by Section 409A is to be distributed on a Separation from Service, then the definition of Separation from Service for such purposes shall comply with the definition provided in Section 409A.

2.36   “Service” means service as a Service Provider to the Company or an Affiliate. Unless otherwise stated in the applicable Award Agreement, a Grantee’s change in position or duties shall not result in interrupted or terminated Service, so long as such Grantee continues to be a Service Provider to the Company or an Affiliate.

2.37     “Service Provider” means an employee, officer, Non-Employee Director, consultant or advisor of the Company or an Affiliate.

2.38    “Stock Appreciation Right” or “SAR” means a right granted to a Grantee under Section 9 hereof.

2.39    “Subsidiary” means any “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.

2.40   “Substitute Award” means any Award granted in assumption of or in substitution for an award of a company or business acquired by the Company or a Subsidiary or with which the Company or an Affiliate combines.

2.41   “Ten Percent Stockholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, its parent or any of its Subsidiaries. In determining stock ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.42    “Termination Date” means the date that is ten (10) years after the Effective Date, unless the Plan is earlier terminated by the Board under Section 5.2 hereof.

3.	ADMINISTRATION OF THE PLAN

3.1       General.

The Board shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s articles of incorporation and bylaws and applicable law. The Board shall have the power and authority to delegate its responsibilities hereunder to the Committee, which shall have full authority to act in accordance with its charter, and with respect to the authority of the Board to act hereunder, all references to the Board shall be deemed to include a reference to the Committee, to the extent such power or responsibilities have been delegated.  Except as otherwise may be required by applicable law, regulatory requirement or the articles of incorporation or the bylaws of the Company, the Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan.  The Committee shall administer the Plan; provided that, the Board shall retain the right to exercise the authority of the Committee to the extent consistent with applicable law and the applicable requirements of any securities exchange on which the Common Stock may then be listed.  The interpretation and construction by the Board of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. Without limitation, the Board shall have full and final authority, subject to the other terms and conditions of the Plan, to:

(i)    designate Grantees;

(ii)   determine the type or types of Awards to be made to a Grantee;

(iii)  determine the number of shares of Stock to be subject to an Award;

(iv)  establish the terms and conditions of each Award (including, but not limited to, the Option Price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options);

(v)   prescribe the form of each Award Agreement; and

(vi)  amend, modify, or supplement the terms of any outstanding Award including the authority, in order to effectuate the purposes of the Plan, to modify Awards to foreign nationals or individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

3.2       No Repricing.

Notwithstanding any provision herein to the contrary, the repricing of Options or SARs is prohibited without prior approval of the Company’s stockholders.  For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (i) changing the terms of an Option or SAR to lower its Option Price or SAR Exercise Price; (ii) any other action that is treated as a “repricing” under generally accepted accounting principles; and (iii) repurchasing for cash or canceling an Option or SAR at a time when its Option Price or SAR Exercise Price is greater than the Fair Market Value of the underlying shares in exchange for another Award, unless the cancellation and exchange occurs in connection with a change in capitalization or similar change under Section 14.  A cancellation and exchange under clause (iii) would be considered a “repricing” regardless of whether it is treated as a “repricing” under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Grantee.

3.3        Clawbacks.

Awards shall be subject to the requirements of (i) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (ii) similar rules under the laws of any other jurisdiction, (iii) any compensation recovery policies adopted by the Company to implement any such requirements or (iv) any other compensation recovery policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Grantee.

3.4       Minimum Vesting Conditions.

Notwithstanding any other provision of the Plan to the contrary, no more than one-third of any equity-based Awards granted under the Plan shall vest prior to the first anniversary of the date the Award is granted, excluding, for this purpose, any (i) Substitute Awards, (ii) shares delivered in lieu of fully vested cash incentive compensation under any applicable plan or program of the Company, and (iii) Awards to Non-Employee Directors that vest on the earlier of the one-year anniversary of the date of grant or the next annual meeting of stockholders (provided that such vesting period under this clause (iii) may not be less than 50 weeks after grant); provided, that, the Board may grant equity-based Awards without regard to the foregoing minimum vesting requirement with respect to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 4.1 (subject to adjustment under Section 14); and, provided further, for the avoidance of doubt, that the foregoing restriction does not apply to the Board’s discretion to provide for accelerated exercisability or vesting of any Award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award or otherwise.

3.5       Deferral Arrangement.

The Board may permit or require the deferral of any Award payment into a deferred compensation arrangement, subject to such rules and procedures as it may establish and in accordance with Section 409A, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock units.

3.6       No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award or Award Agreement.

3.7       Book Entry.

Notwithstanding any other provision of this Plan to the contrary, the Company may elect to satisfy any requirement under this Plan for the delivery of stock certificates through the use of book-entry.

4.	STOCK SUBJECT TO THE PLAN

4.1       Authorized Number of Shares

Subject to adjustment under Section 14, the total number of shares of Common Stock authorized to be awarded under the Plan shall not exceed 1,107,254,205.  In addition, shares of Common Stock underlying any outstanding award granted under the Predecessor Plan that, following the Effective Date, expires, or is terminated, surrendered or forfeited for any reason without issuance of such shares shall be available for the grant of new Awards under this Plan.  As provided in Section 1, no new awards shall be granted under the Predecessor Plan following the Effective Date.  Shares issued under the Plan may consist in whole or in part of authorized but unissued shares, treasury shares, or shares purchased on the open market or otherwise, all as determined by the Company from time to time.

4.2       Share Counting

4.2.1              General

Each share of Common Stock granted in connection with an Award shall be counted as one share against the limit in Section 4.1, subject to the provisions of this Section 4.2.

4.2.2              Cash-Settled Awards

Any Award settled in cash shall not be counted as shares of Common Stock for any purpose under this Plan.

4.2.3              Expired or Terminated Awards

If any Award under the Plan expires, or is terminated, surrendered or forfeited, in whole or in part, without issuance or delivery of vested shares, the unissued or surrendered Common Stock covered by such Award shall again be available for the grant of Awards under the Plan.

4.2.4              Payment of Option Price or Tax Withholding in Shares

The full number of shares of Common Stock with respect to which an Option or SAR is granted shall count against the aggregate number of shares available for grant under the Plan.  Accordingly, if in accordance with the terms of the Plan, a Grantee pays the Option Price for an Option by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to pay the Option Price shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.  In addition, if in accordance with the terms of the Plan, a Grantee satisfies any tax withholding requirement with respect to any taxable event arising as a result of this Plan for any Award (including Restricted Stock and Restricted Stock Units) by either tendering previously owned shares or having the Company withhold shares, then such shares surrendered to satisfy such tax withholding requirements shall continue to count against the aggregate number of shares available for grant under the Plan set forth in Section 4.1 above.  Any shares of Common Stock repurchased by the Company with cash proceeds from the exercise of Options shall not be added back to the pool of shares available for grant under the Plan set forth in Section 4.1 above.

4.2.5              Substitute Awards

In the case of any Substitute Award, such Substitute Award shall not be counted against the number of shares reserved under the Plan.

4.3       Award Limits

4.3.1               Incentive Stock Options.

Subject to adjustment under Section 14, 1,107,254,205 shares of Common Stock available for issuance under the Plan shall be available for issuance under Incentive Stock Options.

5.	EFFECTIVE DATE, DURATION, AND AMENDMENTS

5.1       Term.

The Plan shall be effective as of the Effective Date, provided that it has been approved by the Company’s stockholders.  The Plan shall terminate automatically on the ten (10) year anniversary of the Effective Date and may be terminated on any earlier date as provided in Section 5.2.

5.2       Amendment and Termination of the Plan.

The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Awards which have not been made. An amendment shall be contingent on approval of the Company’s stockholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements.  Notwithstanding the foregoing, any amendment to Section 3.2 shall be contingent upon the approval of the Company’s stockholders.  No Awards shall be made after the Termination Date. The applicable terms of the Plan, and any terms and conditions applicable to Awards granted prior to the Termination Date shall survive the termination of the Plan and continue to apply to such Awards.  No amendment, suspension, or termination of the Plan shall, without the consent of the Grantee, materially impair rights or obligations under any Award theretofore awarded.

6.	AWARD ELIGIBILITY AND LIMITATIONS

6.1       Service Providers.

Subject to this Section 6.1, Awards may be made to any Service Provider, including any Service Provider who is an officer, Non-Employee Director, consultant or advisor of the Company or of any Affiliate, as the Board shall determine and designate from time to time in its discretion.

6.2       Successive Awards.

An eligible person may receive more than one Award, subject to such restrictions as are provided herein.

6.3      Stand-Alone, Additional, Tandem, and Substitute Awards.

Awards may, in the discretion of the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate, or any other right of a Grantee to receive payment from the Company or any Affiliate. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Board shall have the right to require the surrender of such other Award in consideration for the grant of the new Award. Subject to Section 3.2, the Board shall have the right, in its discretion, to make Awards in substitution or exchange for any other award under another plan of the Company, any Affiliate, or any business entity to be acquired by the Company or an Affiliate. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Affiliate, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock Units or Restricted Stock).

7.	AWARD AGREEMENT

Each Award shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine, consistent with the terms of the Plan.  Without limiting the foregoing, an Award Agreement may be provided in the form of a notice which provides that acceptance of the Award constitutes acceptance of all terms of the Plan and the notice.  Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan.  Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-qualified Stock Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-qualified Stock Options.

8.	TERMS AND CONDITIONS OF OPTIONS

8.1       Option Price.

The Option Price of each Option shall be fixed by the Board and stated in the related Award Agreement. The Option Price of each Option (except those that constitute Substitute Awards) shall be at least the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee is a Ten Percent Stockholder as of the Grant Date, the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than 110 percent of the Fair Market Value of a share of Stock on the Grant Date.  In no case shall the Option Price of any Option be less than the par value of a share of Stock.

8.2       Vesting.

Subject to Section 8.3 hereof, each Option shall become exercisable at such times and under such conditions (including, without limitation, performance requirements) as shall be determined by the Board and stated in the Award Agreement.

8.3       Term.

Each Option shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten (10) years from the Grant Date, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the related Award Agreement; provided, however, that in the event that the Grantee is a Ten Percent Stockholder, an Option granted to such Grantee that is intended to be an Incentive Stock Option at the Grant Date shall not be exercisable after the expiration of five (5) years from its Grant Date.

8.4       Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, (i) prior to the date the Plan is approved by the stockholders of the Company as provided herein or (ii) after the occurrence of an event which results in termination of the Option.

8.5       Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery of a notice of exercise to the Company, setting forth the number of shares of Stock with respect to which the Option is to be exercised, accompanied by full payment for the shares.  To be effective, notice of exercise must be made in accordance with procedures established by the Company from time to time.

8.6       Rights of Holders of Options.

Unless otherwise stated in the related Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to her/him. Except as provided in Section 14 hereof or the related Award Agreement, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.7       Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled, subject to any transaction fees, as required, to the issuance of a stock certificate or certificates evidencing his or her ownership of the shares of Stock subject to the Option.

8.8       Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

9.	TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS

9.1       Right to Payment.

A SAR shall confer on the Grantee a right to receive, upon exercise thereof, the excess of (i) the Fair Market Value of one share of Stock on the date of exercise over (ii) the SAR Exercise Price, as determined by the Board. The Award Agreement for a SAR (except those that constitute Substitute Awards) shall specify the SAR Exercise Price, which shall be fixed on the Grant Date as not less than the Fair Market Value of a share of Stock on that date.  SARs may be granted alone or in conjunction with all or part of an Option or at any subsequent time during the term of such Option or in conjunction with all or part of any other Award. A SAR granted in tandem with an outstanding Option following the Grant Date of such Option shall have a grant price that is equal to the Option Price; provided, however, that the SAR’s grant price may not be less than the Fair Market Value of a share of Stock on the Grant Date of the SAR to the extent required by Section 409A.

9.2       Other Terms.

The Board shall determine at the Grant Date, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following Separation from Service or upon other conditions, the method of exercise, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3      Term of SARs.

The term of a SAR granted under the Plan shall be determined by the Board, in its sole discretion; provided, however, that such term shall not exceed ten (10) years.

9.4       Payment of SAR Amount.

Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company (in cash or Stock, as determined by the Board) in an amount determined by multiplying:

(i)     the difference between the Fair Market Value of a share of Stock on the date of exercise over the SAR Exercise Price; by

(ii)       the number of shares of Stock with respect to which the SAR is exercised.

10.	TERMS AND CONDITIONS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

10.1    Restrictions.

At the time of grant, the Board may, in its sole discretion, establish a period of time (a “Restricted Period”) and any additional restrictions including the satisfaction of corporate or individual performance objectives applicable to an Award of Restricted Stock or Restricted Stock Units as determined by the Board. Each Award of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period and additional restrictions. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other applicable restrictions.

10.2    Restricted Stock Certificates.

The Company shall issue stock, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates or other evidence of ownership representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantee’s benefit until such time as the Restricted Stock is forfeited to the Company or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee; provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and make appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.3    Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement and subject to Section 16.12, holders of Restricted Stock shall have rights as stockholders of the Company, including voting and dividend rights.

10.4    Rights of Holders of Restricted Stock Units.

10.4.1            Settlement of Restricted Stock Units.

Restricted Stock Units may be settled in cash or Stock, as determined by the Board and set forth in the Award Agreement. The Award Agreement shall also set forth whether the Restricted Stock Units shall be settled (i) within the time period specified for “short term deferrals” under Section 409A or (ii) otherwise within the requirements of Section 409A, in which case the Award Agreement shall specify upon which events such Restricted Stock Units shall be settled.

10.4.2           Voting and Dividend Rights.

Unless otherwise stated in the applicable Award Agreement and subject to Section 16.12, holders of Restricted Stock Units shall not have rights as stockholders of the Company, including no voting or dividend or dividend equivalents rights.

10.4.3           Creditor’s Rights.

A holder of Restricted Stock Units shall have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Award Agreement.

10.5    Purchase of Restricted Stock.

The Grantee shall be required, to the extent required by applicable law, to purchase the Restricted Stock from the Company at a Purchase Price equal to the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or (ii) the Purchase Price, if any, specified in the related Award Agreement. If specified in the Award Agreement, the Purchase Price may be deemed paid by Services already rendered. The Purchase Price shall be payable in a form described in Section 11 or, in the discretion of the Board, in consideration for past Services rendered.

10.6    Delivery of Stock.

Upon the expiration or termination of any Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units settled in Stock shall lapse, and, unless otherwise provided in the Award Agreement, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

11.	FORM OF PAYMENT FOR OPTIONS AND RESTRICTED STOCK

11.1    General Rule.

Payment of the Option Price for the shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock shall be made in cash or in cash equivalents acceptable to the Company, except as provided in this Section 11.

11.2    Surrender of Stock.

To the extent the Award Agreement so provides, payment of the Option Price for shares purchased pursuant to the exercise of an Option or the Purchase Price for Restricted Stock may be made all or in part through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price or Purchase Price for Restricted Stock has been paid thereby, at their Fair Market Value on the date of exercise or surrender.  Notwithstanding the foregoing, in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares of Stock may be authorized only at the time of grant.

11.3    Cashless Exercise.

With respect to an Option only (and not with respect to Restricted Stock), to the extent permitted by law and to the extent the Award Agreement so provides, payment of the Option Price may be made all or in part by delivery (on a form acceptable to the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell shares of Stock and to deliver all or part of the sales proceeds to the Company in payment of the Option Price and any withholding taxes described in Section 16.3.

11.4    Other Forms of Payment.

To the extent the Award Agreement so provides, payment of the Option Price or the Purchase Price for Restricted Stock may be made in any other form that is consistent with applicable laws, regulations and rules, including, but not limited to, the Company’s withholding of shares of Stock otherwise due to the exercising Grantee.

12.	OTHER STOCK-BASED AWARDS

12.1    Grant of Other Stock-based Awards.

Other Stock-based Awards may be granted either alone or in addition to or in conjunction with other Awards under the Plan.  Other Stock-based Awards may be granted in lieu of other cash or other compensation to which a Service Provider is entitled from the Company or may be used in the settlement of amounts payable in shares of Common Stock under any other compensation plan or arrangement of the Company.  Subject to the provisions of the Plan, the Committee shall have the sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of such Awards.  Unless the Committee determines otherwise, any such Award shall be confirmed by an Award Agreement, which shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

12.2    Terms of Other Stock-based Awards.

Any Common Stock subject to Awards made under this Section 12 may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

13.	REQUIREMENTS OF LAW

13.1    General.

The Company shall not be required to sell or issue any shares of Stock under any Award if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising an Option, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Award. Specifically, in connection with the Securities Act, upon the exercise of any Option or the delivery of any shares of Stock underlying an Award, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Award, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

13.2    Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Awards and the exercise of Options granted to officers and directors hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board or Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

14.	EFFECT OF CHANGES IN CAPITALIZATION

14.1    Changes in Stock.

If (i) the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date or (ii) there occurs any spin-off, split-up, extraordinary cash dividend or other distribution of assets by the Company, the number and kinds of shares for which grants of Awards may be made under the Plan (including the per-Grantee maximums set forth in Section 4) shall be equitably adjusted by the Company; provided that any such adjustment shall comply with Section 409A. In addition, in the event of any such increase or decease in the number of outstanding shares or other transaction described in clause (ii) above, the number and kind of shares for which Awards are outstanding and the Option Price per share of outstanding Options and SAR Exercise Price per share of outstanding SARs shall be equitably adjusted; provided that any such adjustment shall comply with Section 409A.

14.2    Effect of Certain Transactions.

Except as otherwise provided in an Award Agreement and subject to the provisions of Section 14.3, in the event of a Corporate Transaction, the Plan and the Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Corporate Transaction either (i) each outstanding Award shall be treated as provided for in the agreement entered into in connection with the Corporate Transaction or (ii) if not so provided in such agreement, each Grantee shall be entitled to receive in respect of each share of Common Stock subject to any outstanding Awards, upon exercise or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a share of Common Stock was entitled to receive in the Corporate Transaction in respect of a share of Common stock; provided, however, that, unless otherwise determined by the Committee, such stock, securities, cash, property or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Awards prior to such Corporate Transaction.  Without limiting the generality of the foregoing, the treatment of outstanding Options and SARs pursuant to this Section 14.2 in connection with a Corporate Transaction in which the consideration paid or distributed to the Company’s stockholders is not entirely shares of common stock of the acquiring or resulting corporation may include the cancellation of outstanding Options and SARs upon consummation of the Corporate Transaction as long as, at the election of the Committee, (i) the holders of affected Options and SARs have been given a period of at least fifteen days prior to the date of the consummation of the Corporate Transaction to exercise the Options or SARs (to the extent otherwise exercisable) or (ii) the holders of the affected Options and SARs are paid (in cash or cash equivalents) in respect of each Share covered by the Option or SAR being canceled an amount equal to the excess, if any, of the per share price paid or distributed to stockholders in the Corporate Transaction (the value of any non-cash consideration to be determined by the Committee in its sole discretion) over the Option Price or SAR Exercise Price, as applicable.  For avoidance of doubt, (1) the cancellation of Options and SARs pursuant to clause (ii) of the preceding sentence may be effected notwithstanding anything to the contrary contained in this Plan or any Award Agreement and (2) if the amount determined pursuant to clause (ii) of the preceding sentence is zero or less, the affected Option or SAR may be cancelled without any payment therefore.  The treatment of any Award as provided in this Section 14.2 shall be conclusively presumed to be appropriate for purposes of Section 14.1.

14.3    Change in Control

14.3.1            Consequences of a Change in Control

In the event of a Change in Control of the Company, the Board, in its discretion, may, at any time an Award is granted, or at any time thereafter, (i) accelerate the time period relating to the exercise or vesting of the Award; or (ii) take one or more of the following actions, which may vary among individual Grantees: (A) provide for the purchase of the Award for an amount of cash or other property that could have been received upon the exercise or vesting of the Award (less any applicable Option Price or SAR Exercise Price in the cash of Options and SARs); (B) adjust the terms of the Awards in a manner determined by the Board to reflect the Change in Control; (C) cause the Awards to be assumed, or new rights substituted therefor, by another entity, through the continuance of the Plan and the assumption of outstanding Awards, or the substitution for such Awards of comparable value covering shares of a successor corporation, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Plan and such Awards, or the new options and rights substituted therefor, shall continue in the manner and under the terms so provided; (D) accelerate the time at which Options or SARs then outstanding may be exercised so that such Options and SARs may be exercised for a limited period of time on or before a specified date fixed by the Board, after which specified date, all unexercised Options and SARs shall terminate; or (E) make such other provision as the Board may consider equitable.

14.3.2            Change in Control Defined

Except as may otherwise be defined in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following events: (i) the acquisition, directly or indirectly, by any Person or group (within the meaning of Section 13(d)(3) of the Exchange Act) of the Beneficial Ownership of more than fifty percent of the outstanding securities of the Company; (ii) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated; (iii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; (i) a complete liquidation or dissolution of the Company; or (v) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent of the total combined voting power of the Company’s outstanding securities are transferred to a Person or Persons different from the Persons holding those securities immediately prior to such merger.

Notwithstanding the foregoing, if it is determined that an Award hereunder is subject to the requirements of Section 409A and payable upon a Change in Control, the Company will not be deemed to have undergone a Change in Control unless the Company is deemed to have undergone a “change in control event” pursuant to the definition of such term in Section 409A.

14.4    Adjustments

Adjustments under this Section 14 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

15.	NO LIMITATIONS ON COMPANY

The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

16.	TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

16.1    Disclaimer of Rights.

No provision in the Plan or in any Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any Affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any Grantee or beneficiary under the terms of the Plan.

16.2    Nonexclusivity of the Plan.

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals), including, without limitation, the granting of stock options as the Board in its discretion determines desirable.

16.3    Withholding Taxes.

The Company or an Affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any federal, state, or local taxes of any kind required by law to be withheld (i) with respect to the vesting of or other lapse of restrictions applicable to an Award, (ii) upon the issuance of any shares of Stock upon the exercise of an Option or SAR, or (iii) otherwise due in connection with an Award.  At the time of such vesting, lapse, or exercise, the Grantee shall pay to the Company or the Affiliate, as the case may be, any amount that the Company or the Affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the Affiliate, which may be withheld by the Company or the Affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, or the Company may require such obligations (up to maximum statutory rates) to be satisfied, in whole or in part, (i) by causing the Company or the Affiliate to withhold the number of shares of Stock otherwise issuable to the Grantee as may be necessary to satisfy such withholding obligation or (ii) by delivering to the Company or the Affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations (up to maximum statutory rates).  The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the Affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 16.3 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

16.4    Captions.

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or any Award Agreement.

16.5    Other Provisions.

Each Award Agreement may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.  In the event of any conflict between the terms of an employment agreement and the Plan, the terms of the employment agreement govern.

16.6    Number and Gender.

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

16.7    Severability.

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

16.8    Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to the principles of conflicts of law, and applicable Federal law.

16.9    Section 409A.

The Plan is intended to comply with Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Grantee’s Separation from Service shall instead be paid on the first payroll date after the six-month anniversary of the Grantee’s Separation from Service (or the Grantee’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Grantee under Section 409A and neither the Company nor the Committee will have any liability to any Grantee for such tax or penalty.

16.10  Separation from Service.

The Board shall determine the effect of a Separation from Service upon Awards, and such effect shall be set forth in the appropriate Award Agreement.  Without limiting the foregoing, the Board may provide in the Award Agreements at the time of grant, or any time thereafter with the consent of the Grantee, the actions that will be taken upon the occurrence of a Separation from Service, including, but not limited to, accelerated vesting or termination, depending upon the circumstances surrounding the Separation from Service.

16.11  Transferability of Awards.

16.11.1        Transfers in General.

Except as provided in Section 16.11.2, no Award shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution, and, during the lifetime of the Grantee, only the Grantee personally (or the Grantee’s personal representative) may exercise rights under the Plan.

16.11.2              Family Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Award (other than Incentive Stock Options) to any Family Member.  For the purpose of this Section 16.11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity.  Following a transfer under this Section 16.11.2, any such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Awards are prohibited except to Family Members of the original Grantee in accordance with this Section 16.11.2 or by will or the laws of descent and distribution.

16.12  Dividends and Dividend Equivalent Rights.

If specified in the Award Agreement, the recipient of an Award (other than Options or SARs) may be entitled to receive dividends or dividend equivalents with respect to the Common Stock or other securities covered by an Award.  The terms and conditions of a dividend equivalent right may be set forth in the Award Agreement.  Dividend equivalents credited to a Grantee may be reinvested in additional shares of Stock or other securities of the Company at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend was paid to stockholders, as determined in the sole discretion of the Committee.  Notwithstanding any provision herein to the contrary, in no event will dividends or dividend equivalents vest or otherwise be paid out prior to the time that the underlying Award (or portion thereof) has vested and, accordingly, will be subject to cancellation and forfeiture if such Award does not vest (including both time-based and performance-based Awards).

The Plan was adopted by the Board of Directors on May 8, 2019.